UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                             KNOCKOUT HOLDINGS, INC.
                             -----------------------
               (Exact name of registrant as specified in charter)

            Delaware                    000-32007               13-4024018
            --------                    ---------               ----------
(State or other jurisdiction of        (Commission             (IRS Employer
         incorporation)                File Number)          Identification No.)

        100 W. Whitehall Avenue, Northlake, IL                     60164
        --------------------------------------                     -----
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (708) 273-6900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On October 27, 2005, Richard Han resigned as Chief Financial Officer of Knockout Holdings, Inc. (the "Company"). Effective November 1, 2005, Kevin Waltzer resigned as a director of the Company.































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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KNOCKOUT HOLDINGS, INC.


Dated: November 1, 2005                   By:  /s/ Carol Bell
                                              -------------------------------
                                          Name:    Carol Bell
                                          Title:   Controller





























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